Exhibit 99.1

BankUnited Financial Corporation

Quarter Ended December 31, 2007 Earnings Release

	For the Three Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Operations Data:
Interest Income:
Interest and fees on loans	$219,898	$227,906	$211,815
Interest on mortgage-backed securities	11,616	11,533	13,770
Interest and dividends on investments and other interest earning assets	7,730	8,589	8,244

Total Interest Income	239,244	248,028	233,829
Interest on deposits	80,763	82,871	67,719
Interest on borrowings	79,574	80,066	82,272
Interest on trust preferred securities and subordinate debentures	4,748	4,613	5,043

Total Interest Expense	165,085	167,550	155,034

Net Interest Income	74,159	80,478	78,795
Provision for loan losses	65,000	19,100	4,000

Net interest Income after provision for loan losses	9,159	61,378	74,795

Loan servicing fees, net of amortization	560	786	1,089
Impairment of mortgage servicing rights	(2,634)	(329)	(832)
Loan fees	1,038	1,588	1,074
Deposit fees	1,597	1,472	1,474
Other fees	663	705	672
Gain on sales of loans, securities, and other assets (1)	2,270	178	5,639
Insurance and investment income	1,425	1,401	952
Loss on swaps	0	(10)	(196)
Other income	1,699	(3,226)	1,718

Total Other Income	6,618	2,565	11,590

Other Expenses:
Employee compensation	27,561	26,123	24,286
Occupancy & Equipment	10,471	11,161	8,555
Professional fees	3,515	1,925	1,617
Telecommunications and data processing	3,337	3,558	2,830
Advertising and promotion expense	1,664	2,054	1,775
Other operating expenses	8,475	9,368	5,984

Total Other Expenses	55,023	54,189	45,047

Income before income taxes	(39,247)	9,754	41,338
Provision for income taxes	(13,743)	3,356	13,970

Net Income	$(25,504)	$6,398	$27,368

Earnings Per Share Data:
Net Income	$(25,504)	$6,398	$27,368
Preferred stock dividends	151	141	135

Net income available to common stockholders	$(25,655)	$6,257	$27,233

Basic earnings per common share	$(0.73)	$0.18	$0.75

Weighted average common share outstanding	35,102	35,089	36,390

Diluted earnings per common share	$(0.73)	$0.17	$0.71

Weighted average diluted common shares outstanding	35,102	36,767	38,339

(1) Consists of the following:

	For the Three Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Gain on sales of investments and mortgage-backed securities	$—	$—	$43
Gain on sales of loans and other assets	$2,270	$178	$5,596

BankUnited Financial Corporation

Quarter Ended December 31, 2007 Earnings Release

	As of
PERIOD END BALANCE SHEET DATA	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
(In Thousands)

Asset Data:
Total Assets	$14,425,258	$15,046,271	$13,810,716
Cash and cash equivalents	$73,704	$512,935	$112,957
Investment securities	$160,405	$187,375	$267,417
Mortgage-backed securities	$843,269	$916,223	$1,144,696
Residential loans	$9,918,130	$9,996,086	$9,114,076
Specialty consumer mortgages	705,799	697,726	681,638
Commercial Loans	191,224	187,951	186,618
Multi Family	134,173	120,058	88,605
Commercial Real Estate Loans	509,509	496,556	432,108
Construction	156,356	146,557	149,616
Land	308,890	303,294	329,038
Consumer loans	17,813	16,228	18,497
Home Equity loans and Lines of Credit	435,936	420,386	381,820

Unearned discounts, premiums and loan fees	231,832	235,454	205,762
Allowance for loan losses	(117,658)	(58,623)	(39,192)

Loans receivable, net (excluding loans held for sale)	$12,492,004	$12,561,673	$11,548,586

Loans held for sale	$150,470	$174,868	$117,165
FHLB Stock	$281,310	$305,385	$283,017

Liability Data:
Total Liabilities	$13,648,819	$14,234,305	$13,028,748
Deposits:
Non-interest bearing deposits	$311,046	$342,499	$371,833
Interest bearing checking and money market deposits	658,995	599,454	454,815
Savings	1,513,908	1,607,414	1,358,330
Certificates of deposit $100,000 and less	2,629,766	2,546,108	2,357,241

Total core deposits	5,113,715	5,095,475	4,542,219
Certificates of deposit over $100,000	2,027,131	1,994,913	1,748,080

Total deposits	$7,140,846	$7,090,388	$6,290,299

Other borrowings	$5,834,058	$6,377,422	$6,238,366
HiMEDS Units senior notes	$184,000	$184,000	$—

Convertible senior notes	$120,000	$120,000	$120,000
Trust preferred securities and subordinated debentures	$237,261	$237,261	$247,255
Junior subordinated debentures	$12,500	$12,500	$—

Equity Data:
Total stockholders’ equity	$776,439	$811,966	$781,968
Preferred equity	$9,131	$8,146	$8,042

BankUnited Financial Corporation

Quarter Ended December 31, 2007 Earnings Release (continued)

	As of
AVERAGE BALANCE SHEET DATA	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Asset Data:
Total Assets	$14,587,855	$14,591,572	$13,920,511
Cash and cash equivalents	$135,564	$199,459	$63,824
Investment securities	$169,330	$186,830	$282,938
Mortgage-backed securities	$887,515	$951,431	$1,195,422
Loans:
Residential loans	$9,937,934	$9,926,698	$9,072,259
Specialty consumer mortgages	699,011	691,123	691,035
Commercial Loans	185,156	182,610	187,692
Multi Family	123,117	116,689	86,393
Commercial Real Estate Loans	502,155	487,488	422,681
Construction	152,143	141,493	159,868
Land	303,439	306,845	338,198
Consumer loans	17,228	17,558	19,279
Home Equity loans and Lines of Credit	428,781	413,668	367,352

Unearned discounts, premiums and loan fees	233,733	233,227	208,897
Allowance for loan losses	(62,551)	(46,257)	(37,209)

Loans receivable, net (excluding loans held for sale)	$12,520,146	$12,471,142	$11,516,445

Loans held for sale	$189,682	$137,629	$265,849
FHLB Stock	$288,696	$282,416	$278,692
Interest Earning Assets	$14,150,270	$14,175,338	$13,578,345

Liability Data:
Total Liabilities	$13,775,729	$13,774,871	$13,146,672
Deposits:
Non-interest bearing deposits	$330,970	$341,135	$380,221
Interest bearing checking and money market deposits	629,718	574,312	440,774
Savings	1,537,840	1,580,527	1,334,737
Certificates of deposit	4,515,640	4,578,392	3,987,584

Total interest bearing deposits	$6,683,198	$6,733,230	$5,763,095

Other borrowings	$6,006,050	$5,939,732	$6,458,770
HiMEDS Units senior notes	$184,000	$184,000	$—
Convertible senior notes	$120,000	$120,000	$120,000
Trust preferred securities and subordinated debentures	$237,261	$230,453	$246,183
Junior subordinated debentures	$12,500	$408	$—
Interest-bearing liabilities	$13,243,009	$13,207,824	$12,588,048

Equity Data:
Total stockholders’ equity	$812,126	$816,701	$773,839

BankUnited Financial Corporation

Quarter Ended December 31, 2007 Earnings Release

	For the Three Months Ended
Selected Data:	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Quarterly Performing Data:
Return on average tangible common equity	-13.25%	3.21%	14.77%
Return on average assets	-0.70%	0.18%	0.79%
Yield on interest-earning assets	6.75%	6.99%	6.88%
Cost of interest-bearing liabilities	4.95%	5.04%	4.89%
Net interest yield on earning assets (margin)	2.12%	2.30%	2.35%
Net interest spread	1.80%	1.95%	1.99%
Efficiency Ratio	68.12%	65.25%	49.84%

	As of
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
	(dollars and shares in thousands, except per share amounts)
Equity Data:
Book value per common share	$21.52	$22.71	$21.08
Book value per common share assuming full conversion of HiMed Units	$23.05	$24.09	$21.08
Tangible book value per common share	$20.72	$21.91	$20.30
Closing Price of Class A Common Stock	$6.90	$15.54	$27.96
Common shares outstanding	35,661	35,388	36,720
Average equity to average assets (3 mos.)	5.57%	5.60%	5.56%

Capital Ratios:
Tangible capital ratio (1)	8.1%	7.8%	7.4%
Tier 1 core capital ratio (1)	8.1%	7.8%	7.4%
Total risk-based capital ratio (1)	15.7%	15.4%	14.5%

Non-Performing Assets:
Non-accrual loans	$384,391	$180,810	$44,732
Loans 90 day past due and still accruing	35	23	0

Total non-performing loans	384,426	180,833	44,732
Real estate owned	46,909	27,732	413

Total non-performing assets	$431,335	$208,565	$45,145

Allowance for loan losses	$117,658	$58,623	$39,192

Non-performing assets to total assets	2.99%	1.39%	0.33%
Non-performing loans to total loans	3.05%	1.43%	0.39%
Allowance for loan losses as a percentage of total loans	0.93%	0.46%	0.34%
Allowance for loan losses as a percentage of non-performing loans	30.61%	32.42%	87.62%
Net residential & consumer residential charge-offs for the three months ended	$5,428	$3,477	$(1)
Net residential annualized Q-T-D charge-offs as a percentage of average total loan portfolio	0.17%	0.11%	0.00%
Net charge-offs for the three months ended	$5,965	$5,566	$1,186
Net annualized Q-T-D charge-offs as a percentage of average total loans	0.19%	0.18%	0.04%

(1)	Capital ratios are for BankUnited FSB only

BankUnited Financial Corporation

Quarter Ended December 30, 2007 Earnings Release (continued)

	For the Three Months Ended
	December 31, 2007	September 30, 2007	December 31, 2006
	( in thousands)
Reconciliation of GAAP to non-GAAP measures:

Net income:
GAAP net income	$(25,504)	$6,398	$27,368
Plus: after-tax effect of provision for loan losses	42,770	12,568	2,640

Earnings, not including provision for loan losses (*)	$17,266	$18,966	$30,008

(*)	BankUnited believes earnings, not including provision for loan losses, a Non-GAAP Measure, provides useful information to investors for the performance of financial analysis. BankUnited uses Earnings, not including provision for loan losses internally to execute its in-period financial operating performance and to plan for future periods. However, Earnings, not including provision for loan losses is neither stated in accordance with, nor is it a substitute for, GAAP measures.

Residential Loan Portfolio ( a )

Period Ending December 31, 2007

Attribute	FULL DOC EMPLOYMENT VERIFIED (b)	STATED INCOME / VERIFIED ASSETS EMPLOYMENT VERIFIED (b)	REDUCED DOC EMPLOYMENT VERIFIED (b)	NO DOC	Total
Total Portfolio	1,721,391	4,230,823	3,162,236	908,542	10,022,992
Pct. Of Portfolio	17%	42%	32%	9%	100%
Wt Avg. FICO	703	708	708	719	709
Pct. With Mortgage Insurance	11%	20%	26%	9%	18%
Wt. Avg LTV (After MI Adjustment)	74.4	75.2	74.2	74.6	74.7

( a )	Total Residential Portfolio balance excludes unearned discounts, premiums, loan fees and other.
( b )	For these loans, employment is verified.